UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report
    (Date of Earliest Event Reported):           Commission File Number:
             October 1, 2007                             0-17449


                           ---------------------------

                               PROCYON CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)


            Colorado                                  59-3280822
            --------                                  ----------
    (State of incorporation)           (I.R.S. Employer Identification Number)

                                1300 S. HIGHLAND
                              CLEARWATER, FL 33756
                                 (727) 447-2998
                                 --------------
          (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

     On October 1, 2007, Procyon Corporation (the "Company") issued a press release announcing the Company's audited financial results for the quarter and year ended June 30, 2007. A copy of this press release is attached hereto as
Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Press release dated October 1, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2007                     Procyon Corporation


                                          By: /s/ Regina W. Anderson
                                          --------------------------
                                          Regina W. Anderson,
                                          Chief Executive Officer